Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Entity Information
Entity Registrant Name	Navios Maritime Acquisition Corporation
Trading Symbol	NNA
Entity Central Index Key	0001437260
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well Known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock Shares Outstanding	40,517,413

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents	$ 41,300	$ 61,360
Restricted cash, short term portion	30,640	15,012
Accounts receivable, net	6,478	4,479
Prepaid expenses and other current assets	489	351
Total current assets	78,907	81,202
Vessels, net	774,624	529,659
Deposits for vessels acquisitions	245,567	296,690
Deferred finance costs, net	24,819	18,178
Goodwill	1,579	1,579
Intangible assets - other than goodwill	59,879	58,992
Restricted cash, long-term portion	1,574	18,787
Other long-term assets	1,310	0
Deferred dry dock and special survey costs, net	7,210	0
Total non-current assets	1,116,562	923,885
Total assets	1,195,469	1,005,087
Current liabilties
Accounts payable	1,021	3,454
Dividend payable	2,421	2,421
Accrued expenses	15,492	9,219
Due to related parties	43,616	6,080
Deferred revenue	3,251	2,765
Current portion of long-term debt	11,928	5,086
Total current liabilties	77,729	29,025
Long-term debt, net of current portion and premium	833,483	704,332
Loans due to related party	40,000	12,391
Other long-term liabilities	480	0
Unfavorable lease terms	4,928	5,611
Total non-current liabilities	878,891	722,334
Total liabilities	956,620	751,359
Commitments and contingencies	0	0
Stockholders' equity
Preferred stock, $0.0001 par value; 10,000,000 shares authorized; 4,540 and 3,540 issued and outstanding as of December 31, 2011 and December 31, 2010, respectively	0	0
Common stock, $0.0001 par value; 250,000,000 shares authorized; 40,517,413 and 48,410,572 shares issued and outstanding as of December 31, 2011 and December 31, 2010, respectively	4	5
Additional paid-in capital	255,849	266,870
Accumulated Deficit	(17,004)	(13,147)
Total stockholders' equity	238,849	253,728
Total liabilities and stockholders' equity	$ 1,195,469	$ 1,005,087

Consolidated Statements Of Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED STATEMENTS OF INCOME [Abstract]
Revenue	$ 121,925	$ 33,568	$ 0
Time charter expenses	(3,499)	(355)	0
Direct vessel expenses	(633)	0	0
Management fees	(35,679)	(9,752)	0
General and administrative expenses	(4,241)	(1,902)	(994)
Share based compensation	0	(2,140)	0
Transaction costs	0	(8,019)	0
Depreciation and amortization	(38,638)	(10,120)	0
Prepayment penalties & write-off of deferred finance fees	(935)	(5,441)	0
Interest income	1,414	862	346
Interest expenses and finance cost, net	(43,165)	(10,651)	0
Other (expense)/income, net	(406)	404	0
Net loss	(3,857)	(13,546)	(648)
Incremental fair value of securities offered to induce warrants exercise	0	(647)	0
Dividend declared on preferred shares Series B	(108)	0	0
Undistributed loss attributable to Series C participating preferred shares	587	0	0
Net loss attributable to common shareholders	$ (3,378)	$ (14,193)	$ (648)
Net loss per share, basic	$ (0.08)	$ (0.43)	$ (0.03)
Weighted average number of shares, basic	41,409,433	32,677,318	21,505,001
Net loss per share, diluted	$ (0.08)	$ (0.43)	$ (0.02)
Weighted average number of shares, diluted	41,409,433	32,677,318	21,505,001

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating Activities
Net loss	$ (3,857)	$ (13,546)	$ (648)
Adjustments to reconcile net loss to net cash provided by / (used in) operating activities:
Depreciation and amortization	38,638	10,120	0
Amortization and write-off of deferred finance cost, net	3,188	3,456	0
Amortization of dry dock and special survey costs	633	0	0
Non-cash transaction costs	0	5,619	0
Share based compensation	0	2,140	0
Changes in operating assets and liabilities:
(Increase)/decrease in prepaid expenses	(1,369)	3,188	(2)
Increase in accounts receivable	(1,999)	(4,479)	0
Increase in restricted cash	(451)	(288)	0
Increase in other long term assets	(1,310)	0	0
(Decrease)/increase in accounts payable	(2,433)	3,398	27
Increase/(decrease) in accrued expenses	6,273	(4,022)	106
Payments for dry dock and special survey costs	(7,843)	0	0
Increase/(decrease) in due to related parties	37,536	5,569	(106)
Increase in deferred revenue	486	324	0
Increase in other long term liabilties	480	0	0
Net cash provided by/ (used in) operating activities	67,972	11,479	(623)
Investing Activities
Cash paid for assets acquired, net of cash assumed	0	(76,428)	0
Cash paid for business acquisition, net of cash assumed	0	(102,038)	0
Acquisition of vessels	(143,233)	(89,910)	0
Deposits for vessel acquisition	(79,705)	(90,233)	0
Decrease in restricted cash	3,769	2,335	0
Acquisition of intangible assets other than goodwill	(10,347)	0	0
Release from trust account	0	251,493	708
Net cash (used in)/ provided by investing activities	(229,516)	(104,781)	708
Financing Activities
Loan proceeds, net of deferred finance costs and net of premium	252,075	556,671	0
Loans proceeds from related party, net of deferred finance cost	33,209	39,600	0
Deferred underwriter's fee	0	(8,855)	0
Repayment on loans from related party	(6,000)	(27,609)	0
Loan repayments	(126,277)	(412,245)	0
Net proceeds from warrant exercise	0	74,978	0
Conversion of common stock into cash, upon redemption of common stock	0	(99,312)	0
Dividend paid	(9,790)	0	0
Increase in restricted cash	(1,733)	(250)	0
Net proceeds from equity offering	0	33,402	0
Issuance costs for preferred shares	0	(1,805)	0
Net cash provided by financing activities	141,484	154,575	0
Net (decrease)/increase in cash and cash equivalents	(20,060)	61,273	85
Cash and cash equivalents, beginning of year	61,360	87	2
Cash and cash equivalents, end of year	41,300	61,360	87
Supplemental disclosures of cash flow information
Cash interest paid, net of capitalized interest	40,672	2,933	0
Non-cash investing activities
Common stock issued for VLCC acquisition	0	10,745	0
Preferred stock issued for VLCC transaction costs	0	5,619	0
Preferred stock issued for vessel deposits	0	1,649	0
Capitalized financing costs	766	320	0
Due to related party	0	480	0
Release from escrow	1,232	0	0
Non-cash financing activities
Dividends payable	2,421	2,421	0
Deferred underwriter's fee	0	0	8,855
Initial acquisition of 13 vessels (see note 3)
Restricted cash	0	35,596	0
Deposits for vessel acquisitions	0	174,411	0
Purchase options	0	3,158	0
Debt assumed	0	(132,987)	0
Long term liabilities	0	(3,158)	0
Accrued expenses	0	(112)	0
Total	0	76,908	0
Cash paid, net of cash received of $57	0	76,428	0
Payable to Navios Holdings	0	480	0
Total	0	76,908	0
Purchase price:
Cash consideration	0	134,270	0
Equity issuance	0	9,513	0
Total purchase price	0	143,783	0
Fair value of assets and liabilities acquired:
Vessels	0	419,500	0
Deposits for vessel acquisitions	0	62,575	0
Favorable lease terms	0	57,070	0
Current Assets including cash of $32,232	0	35,716	0
Current liabilities	0	(16,387)	0
Long-term debt assumed (including current portion)	0	(410,451)	0
Unfavorable lease terms	0	(5,819)	0
Fair value of net assets acquired	0	142,204	0
Goodwill	$ 0	$ 1,579	$ 0

Consolidated Statements of Changes in Equity (USD $) In Thousands, except Share data	Total USD ($)	Preferred Stock Amount	Common Stock Amount USD ($)	Additional Paid-in Capital USD ($)	(Accumulated deficit)/Retained Earnings USD ($)
Balance at Dec. 31, 2008	$ 142,638		$ 3	$ 141,588	$ 1,047
Balance, Number of Shares at Dec. 31, 2008			31,625,000
Net loss	(648)				(648)
Balance at Dec. 31, 2009	141,990		3	141,588	399
Balance, Number of Shares at Dec. 31, 2009			31,625,000
Common stock redeemed	(1)		(1)
Common stock redeemed, number of common stock			(10,021,399)
Common stock not redeemed	978			978
Directors compensation (290,000 units)	2,140			2,140
Shares Issued from Warrant Tender Program, net	74,978		2	74,976
Shares Issued from Warrant Tender Program, net, number of common stock			18,412,053
Shares issued in business acquisition	10,745			10,745
Shares issued in business acquisition, number of common stock			1,894,918
Preferred Shares issued, net of expenses	5,463			5,463
Preferred Shares issued, net of expenses, number of preferred stock		3,540
Equity offering, net of offering expenses	33,402		1	33,401
Equity offering, net of offering expenses, number of common stock			6,500,000
Dividend declared/paid	(2,421)			(2,421)
Net loss	(13,546)				(13,546)
Balance at Dec. 31, 2010	253,728		5	266,870	(13,147)
Balance, Number of Shares at Dec. 31, 2010		3,540	48,410,572
Common stock exchanged for 1,000 Series C Preferred Shares	0		(1)	1
Shares reimbursed from escrow in settlement of claim	(1,232)			(1,232)
Common stock exchanged for 1,000 Series C Preferred Shares, number of stock		1,000	(7,676,000)
Shares reimbursed from escrow in settlement of claim			(217,159)
Dividend declared/paid	(9,790)			(9,790)
Net loss	(3,857)				(3,857)
Balance at Dec. 31, 2011	$ 238,849		$ 4	$ 255,849	$ (17,004)
Balance, Number of Shares at Dec. 31, 2011		4,540	40,517,413

Description of organization and business operations	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS [Text Block]
NOTE 1: DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Navios Maritime Acquisition Corporation ("Navios Acquisition" or the "Company") (NYSE: NNA) owns a large fleet of modern crude oil, refined petroleum product and chemical tankers providing world-wide marine transportation services. The Company's strategy is to charter its vessels to international oil companies, refiners and large vessel operators under long, medium and short-term charters. The Company is committed to providing quality transportation services and developing and maintaining long-term relationships with its customers. The operations of Navios Acquisition are managed by Navios Tankers Management Inc. (the “Manager”), a subsidiary of Navios Maritime Holdings Inc. (“Navios Holdings”) from its head offices in Piraeus, Greece.
     Navios Acquisition was incorporated in the Republic of Marshall Islands on March 14, 2008. On July 1, 2008, Navios Acquisition completed its initial public offering, or its IPO. In the offering, Navios Acquisition sold 25,300,000 units, consisting of one common stock and one warrant for an aggregate purchase price of $253,000. Simultaneously with the closing of the IPO, Navios Holdings purchased 7,600,000 warrants from Navios Acquisition in a private placement (the "Private Placement Warrants"). The proceeds from this private placement of warrants were added to the proceeds of the IPO and placed in a trust account.
     On May 25, 2010, after its special meeting of stockholders, Navios Acquisition announced the approval of: (a) the acquisition from Navios Holdings of 13 vessels (11 product tankers and two chemical tankers) for an aggregate purchase price of $457,659, of which $128,659 was to be paid from existing cash and the $329,000 balance with existing and new debt financing pursuant to the terms and conditions of the Acquisition Agreement by and between Navios Acquisition and Navios Holdings; and (b) certain amendments to Navios Acquisition's amended and restated articles of incorporation.
     On May 28, 2010, Navios Acquisition consummated the vessel acquisition, which constituted its initial business combination (see note 3). In connection with the stockholder vote to approve the business combination, holders of 10,021,399 shares of common stock voted against the business combination and elected to redeem their shares in exchange for an aggregate of approximately $99,312, which amount was disbursed from the Company's investments held in the trust account on May 28, 2010. In addition, on May 28, 2010, Navios Acquisition disbursed an aggregate of $8,855 from the trust account to the underwriters of its IPO for deferred fees. After disbursement of approximately $76,485 to Navios Holdings to reimburse it for the first equity installment payment on the vessels of $38,763 and other associated payments, the balance of the trust account of $66,118 was released to Navios Acquisition for general operating expenses. Following such transaction, Navios Acquisition commenced its operations as an operating company and was controlled by Navios Holdings.
     On September 10, 2010, Navios Acquisition consummated the acquisition (the "VLCC Acquisition") of a fleet of seven very large crude carrier ("VLCC") vessels for an aggregate purchase price of $587,000, adjusted for net working capital acquired of $20,561 (see note 4). The purchase price was financed as follows: (a) $410,451 of bank debt, assumed at closing, consisting of six credit facilities with a consortium of banks; (b) $134,270 of cash paid at closing; (c) $11,000 through the issuance of 1,894,918 Navios Acquisition shares of common stock (based on the closing trading price averaged over the 15 trading days immediately prior to closing on September 10, 2010) of which 1,378,122 shares of common stock were deposited to a one-year escrow to provide for indemnity or other claims (see note 19 of the condensed consolidate financial statements included herein); and (d) $51,425 due to a shipyard in 2011 for the newbuilding that was delivered in June 2011. The 1,894,918 shares were valued at the opening price of the stock on the date of the acquisition of $5.67.
     On March 30, 2011, Navios Holdings exchanged 7,676,000 shares of Navios Acquisition's common stock it held for 1,000 shares of Series C Convertible Preferred Stock of Navios Acquisition pursuant to an Exchange Agreement entered into on March 30, 2011, between Navios Acquisition and Navios Holdings (see note 19). Following this exchange, Navios Holdings has 45% of the voting power and 53.7% of the economic interest in Navios Acquisition.
     On November 4, 2011, a total of 1,160,963 shares of common stock were released to the sellers of the “VLCC Acquisition” and the remaining 217,159 were returned to Navios Acquisition in settlement of claims relating to representations and warranties attributable to the sellers.  The returned shares were cancelled on December 30, 2011.
     As of December 31, 2011, Navios Acquisition had outstanding: 40,517,413 shares of common stock, 4,540 shares of preferred stock, and 6,037,994 public warrants.  Included in the number of shares and warrants are 18,815 units (one unit consists of one share of common stock and one warrant).

Summary of significant accounting policies	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Text Block]
NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(a) Basis of presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).  Where necessary, comparative figures have been reclassified to conform to changes in presentation in the current year.
(b) Principles of consolidation: The accompanying consolidated financial statements include the accounts of Navios Acquisition, a Marshall Islands corporation, and its majority owned subsidiaries. All significant intercompany balances and transactions have been eliminated in the consolidated statements.
     The Company also consolidates entities that are determined to be variable interest entities as defined in the accounting guidance, if it determines that it is the primary beneficiary. A variable interest entity is defined as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity's residual risks and rewards, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.
(c) Subsidiaries: Subsidiaries are those entities in which the Company has an interest of more than one half of the voting rights and/or otherwise has power to govern the financial and operating policies. The acquisition method of accounting is used to account for the acquisition of subsidiaries if deemed to be a business combination. The cost of an acquisition is measured as the fair value of the assets given up, shares issued or liabilities undertaken at the date of acquisition. The excess of the cost of acquisition over the fair value of the net assets acquired and liabilities assumed is recorded as goodwill.
As of December 31, 2011, Navios Acquisition's subsidiaries included in these consolidated financial statements are:
Navios Maritime Acquisition Corporation and		Country of	Statement of operations
Subsidiaries:	Nature	Incorporation	2011	2010	2009
Company Name
Aegean Sea Maritime Holdings Inc.	Sub-Holding Company	Marshall Is.	1/1 - 12/31	5/28 - 12/31	—
Amorgos Shipping Corporation	Vessel Owning Company	Marshall Is.	1/1 - 12/31	5/28 - 12/31	—
Andros Shipping Corporation	Vessel Owning Company	Marshall Is.	1/1 - 12/31	5/28 - 12/31	—
Antikithira Shipping Corporation	Vessel Owning Company	Marshall Is.	6/7 - 12/31	—	—
Antiparos Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	1/1 - 12/31	5/28 - 12/31	—
Amindra Shipping Co.	Sub-Holding Company	Marshall Is.	4/28- 12/31	—	—
Crete Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	1/1 - 12/31	5/28 - 12/31	—
Folegandros Shipping Corporation	Vessel Owning Company	Marshall Is.	1/1 - 12/31	10/26 -12/31	—
Ikaria Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	1/1 - 12/31	5/28 - 12/31	—
Ios Shipping Corporation	Vessel Owning Company	Cayman Is.	1/1 - 12/31	5/28 - 12/31	—
Kithira Shipping Corporation	Vessel Owning Company	Marshall Is.	6/7 - 12/31	—	—
Kos Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	1/1 - 12/31	5/28 - 12/31	—
Mytilene Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	1/1 - 12/31	5/28 - 12/31	—
Navios Maritime Acquisition Corporation	Holding Company	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Acquisition Finance (U.S.) Inc.	Co-Issuer	Delaware	1/1 - 12/31	10/05-12/31	—
Rhodes Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	1/1 - 12/31	5/28 - 12/31	—
Serifos Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	1/1 - 12/31	10/26-12/31	—
Shinyo Dream Limited	Vessel Owning Company	Hong Kong	1/1 - 12/31	9/10-12/31	—
Shinyo Kannika Limited	Vessel Owning Company	Hong Kong	1/1 - 12/31	9/10-12/31	—
Shinyo Kieran Limited	Vessel Owning Company	British Virgin Is.	1/1 - 12/31	9/10-12/31	—
Shinyo Loyalty Limited	Vessel Owning Company	Hong Kong	1/1 - 12/31	9/10-12/31	—
Shinyo Navigator Limited	Vessel Owning Company	Hong Kong	1/1 - 12/31	9/10-12/31	—
Shinyo Ocean Limited	Vessel Owning Company	Hong Kong	1/1 - 12/31	9/10-12/31	—
Shinyo Saowalak Limited	Vessel Owning Company	British Virgin Is.	1/1 - 12/31	9/10-12/31	—
Sifnos Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	1/1 - 12/31	5/28 - 12/31	—
Skiathos Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	1/1 - 12/31	5/28 - 12/31	—
Skopelos Shipping Corporation	Vessel Owning Company	Cayman Is.	1/1 - 12/31	5/28 - 12/31	—
Syros Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	1/1 - 12/31	5/28 - 12/31	—
Thera Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	1/1 - 12/31	5/28 -12/31	—
Tinos Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	1/1 - 12/31	5/28 -12/31	—
Oinousses Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	10/5 - 12/31	—	—
Psara Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	10/5 - 12/31	—	—
Antipsara Shipping Corporation (1)	Vessel Owning Company	Marshall Is.	10/5 - 12/31	—	—

(1)	Each company has the rights over a shipbuilding contract of a tanker vessel.
(d) Use of estimates: The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. On an on-going basis, management evaluates the estimates and judgments, including those related to uncompleted voyages, future drydock dates, the selection of useful lives for tangible assets, expected future cash flows from long-lived assets to support impairment tests, provisions necessary for accounts receivables, provisions for legal disputes and contingencies. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions and/or conditions.
(e) Cash and Cash equivalents: Cash and cash equivalents consist of cash on hand, deposits held on call with banks, and other short-term liquid investments with original maturities of three months or less.
(f) Restricted Cash: Restricted cash consists of cash totaling $29,491 and $33,261 as of December 31, 2011 and 2010 respectively, restricted to pay future installments for vessel deposits in accordance with Navios Acquisition's new build program. Also in restricted cash is an amount of $2,723 for 2011 and $538 for 2010 held in retention account in order to service debt and interest payments, as required by certain of Navios Acquisition's credit facilities.
(g) Accounts Receivable, net: The amount shown as accounts receivable, net at each balance sheet date includes receivables from charterers for hire, freight and demurrage billings, net of a provision for doubtful accounts. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts.
(h) Vessels, net: Vessels are stated at historical cost, which consists of the contract price, delivery and acquisition expenses and capitalized interest costs while under construction.  Vessels acquired in an asset acquisition or in a business combination are recorded at fair value. Subsequent expenditures for major improvements and upgrading are capitalized, provided they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessels. Expenditures for routine maintenance and repairs are expensed as incurred.
Depreciation is computed using the straight line method over the useful life of the vessels, after considering the estimated residual value. Management estimates the residual values of its tanker vessels based on a scrap value of $285 per lightweight ton, as it believes this level is common in the shipping industry. Management estimates the useful life of our vessels to be 25 years from the vessel's original construction. However, when regulations place limitations over the ability of a vessel to trade on a worldwide basis, its useful life is re-estimated to end at the date such regulations become effective.
(i)Deposits for vessels acquisitions: This represents amounts paid by the Company in accordance with the terms of the purchase agreements for the construction of long-lived fixed assets. Interest costs incurred during the construction (until the asset is substantially complete and ready for its intended use) are capitalized. Capitalized interest included in deposits for vessels acquisitions amounted to $11,449 and $3,259 for the year ended December 31, 2011 and 2010, respectively.
(j) Impairment of long-lived assets: Vessels, other fixed assets and other long lived assets held and used by Navios Acquisition are reviewed periodically for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular asset may not be fully recoverable. Navios Acquisition's management evaluates the carrying amounts and periods over which long-lived assets are depreciated to determine if events or changes in circumstances have occurred that would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, certain indicators of potential impairment, are reviewed such as undiscounted projected operating cash flows, vessel sales and purchases, business plans and overall market conditions.
           Undiscounted projected net operating cash flows are determined for each asset group and compared to the vessel carrying value and related carrying value of the intangible with respect to the time charter agreement attached to that vessel or the carrying value of deposits for new buildings.  Within the shipping industry, vessels are customarily bought and sold with a charter attached. The value of the charter may be favorable or unfavorable when comparing the charter rate to then current market rates. The loss recognized either on impairment (or on disposition) will reflect the excess of carrying value over fair value (selling price) for the vessel asset group.
        During the fourth quarter of fiscal 2011, management concluded that events occurred and circumstances had changed, which indicated the potential impairment of Navios Acquisition's long-lived assets may exist. These indicators included continued deterioration in the spot market, and the related, impact of the current tanker sector has on management's expectation for future revenues. As a result, an impairment assessment of long-lived assets was performed.

       The Company determined undiscounted projected net operating cash flows for each vessel and deposits for buildings and compared it to the vessel's carrying value together with the carrying value of the related intangible. The significant factors and assumptions used in the undiscounted projected net operating cash flow analysis included: determining the projected net operating cash flows by considering the charter revenues from existing time charters for the fixed fleet days (Company's remaining charter agreement rates) and an estimated daily time charter equivalent for the unfixed days (based on a combination of the Company's remaining charter agreement rates and the 10-year average historical one year time charter rates) over the remaining economic life of each vessel, net of brokerage and address commissions, excluding days of scheduled off-hires, management fees fixed until May 2012 and thereafter assuming an annual increase of 3.0% and utilization rate of 98.6% based on the fleets historical performance.

For the deposits for new build vessels, the net cash flows also included the future cash out flows to make vessel ready for use, all remaining progress payments to shipyards and other pre-delivery expenses (e.g. capitalized interest).  Accordingly, no impairment charge was recorded.
The assessment concluded that step two of the impairment analysis was not required and no impairment of vessels and the intangible assets existed as of December 31, 2011, as the undiscounted projected net operating cash flows exceeded the carrying value.
     In the event that impairment would occur, the fair value of the related asset would be determined and a charge would be recorded to operations calculated by comparing the asset's carrying value to its fair value. Fair value is estimated primarily through the use of third-party valuations performed on an individual vessel basis.
       Although management believes the underlying assumptions supporting this assessment are reasonable, if charter rate trends and the length of the current market downturn, vary significantly from our forecasts, management may be required to perform step two of the impairment analysis in the future that could expose Navios Acquisition to material impairment charges in the future.

      No impairment loss was recognized for any of the periods presented.
(k) Deferred Financing Costs: Deferred financing costs include fees, commissions and legal expenses associated with obtaining loan facilities. These costs are amortized over the life of the related debt using the effective interest rate method, and are included in interest expense. Amortization of deferred financing cost, interest expense and write-offs for each of the years ended December 31, 2011, 2010 and 2009 were $3,188, $3,456 and $0, respectively.
(l) Goodwill: Goodwill acquired in a business combination is not to be amortized.  Goodwill is tested for impairment at the reporting unit level at least annually and written down with a charge to operations if the carrying amount exceeds the estimated implied fair value.
The Company will evaluate impairment of goodwill using a two-step process. First, the aggregate fair value of the reporting unit is compared to its carrying amount, including goodwill. The Company determines the fair value of the reporting unit based on a combination of discounted cash flow analysis and an industry market multiple.
If the fair value exceeds the carrying amount, no impairment exists. If the carrying amount of the reporting unit exceeds the fair value, then the Company must perform the second step in order to determine the implied fair value of the reporting unit's goodwill and compare it with its carrying amount. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit to all the assets and liabilities of that unit, as if the unit had been acquired in a business combination and the fair value of the unit was the purchase price. If the carrying amount of the goodwill exceeds the implied fair value, then goodwill impairment is recognized by writing the goodwill down to its implied fair value.
Navios Acquisition has one reporting unit. No impairment loss was recognized for any of the periods presented.
(m) Intangibles other than goodwill: Navios Acquisition's intangible assets and liabilities consist of favorable lease terms and unfavorable lease terms. When intangible assets or liabilities associated with the acquisition of a vessel are identified, they are recorded at fair value. Fair value is determined by reference to market data and the discounted amount of expected future cash flows. Where charter rates are higher than market charter rates, an asset is recorded, being the difference between the acquired charter rate and the market charter rate for an equivalent vessel. Where charter rates are less than market charter rates, a liability is recorded, being the difference between the assumed charter rate and the market charter rate for an equivalent vessel. The determination of the fair value of acquired assets and assumed liabilities requires us to make significant assumptions and estimates of many variables including market charter rates, expected future charter rates, the level of utilization of its vessels and its weighted average cost of capital. The use of different assumptions could result in a material change in the fair value of these items, which could have a material impact on Navios Acquisition's financial position and results of operations.

The amortizable value of favorable and unfavorable leases is amortized over the remaining life of the lease term and the amortization expense is included in the statement of income in the depreciation and amortization line item. The amortizable value of favorable leases would be considered impaired if their fair market values could not be recovered from the future undiscounted cash flows associated with the asset. Vessel purchase options that have not been exercised, which are included in favorable lease terms, are not amortized and would be considered impaired if the carrying value of an option, when added to the option price of the vessel, exceeded the fair value of the vessel. If the purchase option is exercised the portion of this asset will be capitalized as part of the cost of the vessel and will be depreciated over the remaining useful life of the vessel.
Management, after considering various indicators performed impairment test which included intangible assets as described in paragraph (j) above. As of December 31, 2011, there was no impairment of intangible assets.
(n) Deferred Drydock and Special Survey Costs: Navios Acquisition's vessels are subject to regularly scheduled drydocking and special surveys which are carried out every 30 or 60 months to coincide with the renewal of the related certificates issued by the classification societies, unless a further extension is obtained in rare cases and under certain conditions. The costs of drydocking and special surveys is deferred and amortized over the above periods or to the next drydocking or special survey date if such has been determined. Unamortized drydocking or special survey costs of vessels sold are written off to income in the year the vessel is sold.
  Costs capitalized as part of the drydocking or special survey consist principally of the actual costs incurred at the yard, spare parts, paints, lubricants and services incurred solely during the drydocking or special survey period. For each of the years ended December 31, 2011, 2010 and 2009, the amortization expense was $633, $0 and $0, respectively. Accumulated amortization as of December 31, 2011 amounted to $633.
(o) Foreign currency translation: Navios Acquisition's functional and reporting currency is the U.S. dollar. Navios Acquisition engages in worldwide commerce with a variety of entities. Although, its operations may expose it to certain levels of foreign currency risk, its transactions are predominantly U.S. dollar denominated. Additionally, Navios Acquisition's wholly owned vessel subsidiaries transacted a nominal amount of their operations in Euros; however, all of the subsidiaries' primary cash flows are U.S. dollar-denominated. Transactions in currencies other than the functional currency are translated at the exchange rate in effect at the date of each transaction. Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated, are recognized in the statement of operations.
(p) Provisions: Navios Acquisition, in the ordinary course of its business, is subject to various claims, suits and complaints. Management, in consultation with internal and external advisors, will provide for a contingent loss in the financial statements if the contingency had been incurred at the date of the financial statements and the amount of the loss was probable and can be reasonably estimated. If Navios Acquisition has determined that the reasonable estimate of the loss is a range and there is no best estimate within the range, Navios Acquisition will provide the lower amount of the range. Navios Acquisition, through the Management Agreement with the Manager, participates in Protection and Indemnity (P&I) insurance coverage plans provided by mutual insurance societies known as P&I clubs. Services such as the ones described above are provided by the Manager under the management agreement dated May 28, 2010, and included as part of the daily fee of $6.0 for each MR2 Product tanker and chemical tanker vessel, $7.0 per owned LR1 product tanker vessel and $10.0 per owned VLCC vessel.
(q) Segment Reporting: Navios Acquisition reports financial information and evaluates its operations by charter revenues and not by the length of ship employment for its customers. Navios Acquisition does not use discrete financial information to evaluate operating results for each type of charter. Management does not identify expenses, profitability or other financial information by charter type. As a result, management reviews operating results solely by revenue per day and operating results of the fleet and thus Navios Acquisition has determined that it operates under one reportable segment.
(r) Revenue and Expense Recognition:
Revenue Recognition: Revenue is recorded when services are rendered, under a signed charter agreement or other evidence of an arrangement, the price is fixed or determinable, and collection is reasonably assured. Revenue is generated from the voyage charter and the time charter of vessels.
Voyage revenues for the transportation of cargo are recognized ratably over the estimated relative transit time of each voyage. Voyage expenses are recognized as incurred. A voyage is deemed to commence when a vessel is available for loading and is deemed to end upon the completion of the discharge of the current cargo. Estimated losses on voyages are provided for in full at the time such losses become evident. Under a voyage charter, a vessel is provided for the transportation of specific goods between specific ports in return for payment of an agreed upon freight per ton of cargo.
Revenues from time chartering of vessels are accounted for as operating leases and are thus recognized on a straight-line basis as the average revenue over the rental periods of such charter agreements, as service is performed. A time charter involves placing a vessel at the charterers' disposal for a period of time during which the charterer uses the vessel in return for the payment of a specified daily hire rate. Under time charters, operating costs such as for crews, maintenance and insurance are typically paid by the owner of the vessel.
Profit-sharing revenues are calculated at an agreed percentage of the excess of the charterer's average daily income (calculated on a quarterly or half-yearly basis) over an agreed amount and accounted for on an accrual basis based on provisional amounts and for those contracts that provisional accruals cannot be made due to the nature of the profit share elements, these are accounted for on the actual cash settlement.
Revenues are recorded net of address commissions. Address commissions represent a discount provided directly to the charterers based on a fixed percentage of the agreed upon charter or freight rate. Since address commissions represent a discount (sales incentive) on services rendered by the Company and no identifiable benefit is received in exchange for the consideration provided to the charterer, these commissions are presented as a reduction of revenue.

Time Charter and Voyage Expenses:  Time charter and voyage expenses comprise all expenses related to each particular voyage, including time charter hire paid and bunkers, port charges, canal tolls, cargo handling, agency fees and brokerage commissions. Time charter expenses are expensed over the period of the time charter and voyage expenses are recognized as incurred.
Direct Vessel Expense: Direct vessel expenses are provided to Navios Acquisition by the Manager through the management agreement discussed in the paragraph below. Direct vessel expenses consist of all expenses relating to the operation of vessels, including crewing, repairs and maintenance, insurance, stores and lubricants and miscellaneous expenses such as communications and amortization of drydock and special survey costs.
Management fees: Pursuant to a Management Agreement dated May 28, 2010, the Manager provides, for five years from the closing of the Company's initial vessel acquisition, commercial and technical management services to Navios Acquisition's vessels for a daily fee of $6.0 per owned MR2 product tanker and chemical tanker vessel, $7.0 per owned LR1 product tanker vessel, and $10.0 per owned VLCC vessel, for the first two years with the fixed daily fees adjusted for the remainder of the term based on then-current market fees. This daily fee covers all of the vessels' operating expenses, other than certain extraordinary fees and costs. During the remaining three years of the term of the Management Agreement, Navios Acquisition expects it will reimburse Navios Holdings for all of the actual operating costs and expenses it incurs in connection with the management of its fleet. Actual operating costs and expenses will be determined in a manner consistent with how the initial fixed fees were determined. Drydocking expenses are fixed under this agreement for up to $300 per vessel, for MR2 and LR1 product tankers, and will be reimbursed at cost for VLCC vessels.
General and administrative expenses: On May 28, 2010, Navios Acquisition entered into an administrative services agreement with Navios Holdings, expiring on May 28, 2015, pursuant to which a subsidiary of Navios Holdings provides certain administrative management services to Navios Acquisition which include: rent, bookkeeping, audit and accounting services, legal and insurance services, administrative and clerical services, banking and financial services, advisory services, client and investor relations and other. Navios Holdings is reimbursed for reasonable costs and expenses incurred in connection with the provision of these services.
Deferred Revenue: Deferred revenue primarily relates to cash received from charterers prior to it being earned. These amounts are recognized as revenue over the voyage or charter period.
Prepaid Expense: Prepaid expenses relate primarily to cash paid in advance for expenses associated with voyages. These amounts are recognized as expense over the voyage or charter period.
(s) Financial Instruments: Financial instruments carried on the balance sheet include trade receivables and payables, other receivables and other liabilities and long-term debt. The particular recognition methods applicable to each class of financial instrument are disclosed in the applicable significant policy description of each item, or included below as applicable.
Financial risk management: Navios Acquisition's activities expose it to a variety of financial risks including fluctuations in future freight rates, time charter hire rates, and fuel prices, credit and interest rate risk. Risk management is carried out under policies approved by executive management. Guidelines are established for overall risk management, as well as specific areas of operations.
Credit risk: Navios Acquisition closely monitors its exposure to customers and counterparties for credit risk. Navios Acquisition has entered into the Management Agreement with the Manager, pursuant to which the Manager agreed to provide commercial and technical management services to Navios Acquisition. When negotiating on behalf of Navios Acquisition various employment contracts, the Manager has policies in place to ensure that it trades with customers and counterparties with an appropriate credit history.
For the year ended December 31, 2011, Navios Acquisition's customers representing 10% or more of total revenue were, Dalian Ocean Shipping Co., Blue light Chartering Inc and Jacob Tank Chartering GMBH &CO. KG., which accounted for 43.9%, 11.5% and 11.3%, respectively. For the year ended December 31, 2010, Jacob Tank Chartering GMBH & CO. KG, SK Shipping Company Ltd, DOSCO, Formosa Petrochemical Corporation, Blue Light Chartering Inc and Navig8 Chemicals Shipping and Trading Co. accounted for 42.5%, 18.6%, 12.9%, 12.9% and 10.9%, respectively, of Navios Acquisition's revenue. There were no customers in the corresponding 2009 period as the Company was in the development stage. No other customers accounted 10% or more o total revenue for any of the years presented.
Foreign exchange risk: Foreign currency transactions are translated into the measurement currency rates prevailing at the dates of transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies are recognized in the consolidated statement of operations.
(t) (Loss)/ Earnings per Share: Basic (loss)/ earnings per share is computed by dividing net (loss)/income attributable to Navios Acquisition's common shareholders by the weighted average number of common shares outstanding during the periods presented. Diluted earnings per share reflect the potential dilution that would occur if securities or other contracts to issue common stock were exercised. Dilution has been computed by the treasury stock method whereby all of the Company's dilutive securities (the warrants and preferred shares) are assumed to be exercised and the proceeds used to repurchase shares of common stock at the weighted average market price of the Company's common stock during the relevant periods. Convertible shares are included in the diluted earnings/ (loss) per share, based on the weighted average number of convertible shares assumed to be outstanding during the period.  The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) shall be included in the denominator of the diluted earnings per share computation.
Net loss for the year ended December 31, 2011 was adjusted for the purpose of the earnings per share calculation, for the dividends on the Series B Convertible Preferred Stock and further adjusted for the undistributed net loss allocated to the Series C Convertible Preferred Stock.  Net Loss for the year ended December 31, 2010 was adjusted for the purposes of earnings per share calculation, to reflect the inducement of the Warrant Exercise Program discussed in Note 19.
(u) Dividends: Dividends are recorded in the Company's financial statements in the period in which they are declared.
(v) Recent Accounting Pronouncements:
Fair Value Disclosures
     In January 2010, the Financial Accounting Standards Board ("FASB") issued amended standards requiring additional fair value disclosures. The amended standards require disclosures of transfers in and out of Levels 1 and 2 of the fair value hierarchy, as well as requiring gross basis disclosures for purchases, sales, issuances and settlements within the Level 3 reconciliation. Additionally, the update clarifies the requirement to determine the level of disaggregation for fair value measurement disclosures and to disclose valuation techniques and inputs used for both recurring and nonrecurring fair value measurements in either Level 2 or Level 3. Navios Acquisition adopted the new guidance in the first quarter of fiscal 2010, except for the disclosures related to purchases, sales, issuance and settlements, which is effective for Navios Acquisition beginning in the first quarter of fiscal 2011. The adoption of the new standards did not have a significant impact on Navios Acquisition's consolidated financial statements.
Supplementary Pro Forma Information for Business Combinations
     In December 2010, the FASB issued an amendment of the Accounting Standards Codification regarding Business Combinations. This amendment affects any public entity as defined by Topic 805 that enters into business combinations that are material on an individual or aggregate basis. The amendments specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments in this Update also expand the supplemental pro forma disclosures under Topic 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments are effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Navios Acquisition adopted these new requirements in fiscal 2011 and the adoption did not have a significant impact on Navios Acquisition's consolidated financial statements.
Presentation of Comprehensive Income
   In June 2011, the FASB issued an update in the presentation of comprehensive income. According to the update an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The statement of other comprehensive income should immediately follow the statement of net income and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. On December 23, 2011 the FASB issued an amendment to the new standard on Comprehensive income to defer the requirement to measure and present reclassification adjustments form accumulated other comprehensive income to net income by income statement line item is net income and also in other comprehensive income. The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. The adoption of the new amendments did not have a significant impact on Navios Acquisition's consolidated financial statements.  There were no items of other comprehensive income arising in any of the periods presented.
Goodwill Impairment guidance
     In September 2011, the FASB issued an update to simplify how public entities, test goodwill for impairment. The amendments in the update permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount on a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted including for annual and interim impairment tests performed as of a date before September 15, 2011, if an entity's financial statements for the most recent annual or interim period have not yet been issued. The adoption of the new amendments is not expected to have a significant impact on Navios Acquisition's consolidated financial statements.

Initial vessel acquisition	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
INITIAL VESSEL ACQUISITION [Text Block]
NOTE 3: INITIAL VESSEL ACQUISITION
On May 25, 2010, after its special meeting of stockholders, Navios Acquisition announced the approval of (a) the acquisition from Navios Holdings of 13 vessels (11 product tankers and two chemical tankers) for an aggregate purchase price of $457,659, of which $128,659 was to be paid from existing cash and the $329,000 balance with existing and new debt financing pursuant to the terms and conditions of the Acquisition Agreement by and between Navios Acquisition and Navios Holdings and (b) certain amendments to Navios Acquisition's amended and restated articles of incorporation.
     On May 28, 2010, Navios Acquisition consummated the acquisition of vessels, which constituted its initial business combination. In connection with the stockholder vote to approve the acquisition of vessels, holders of 10,021,399 shares of our common stock voted against the business combination and elected to redeem their shares in exchange for an aggregate of approximately $99,312 which amount was disbursed from our investments in trust account on May 28, 2010. In addition, on May 28, 2010, Navios Acquisition disbursed an aggregate of $8,855 from the trust account to the underwriters of its IPO for deferred fees. After disbursement of approximately $76,485 to Navios Holdings to reimburse it for the first equity installment payment on the vessels of $38,763 and other associated payments, the balance of the trust account of $66,118 was released to the Company for general operating expenses.
     Following the consummation of the transactions described in the Acquisition Agreement, Navios Holdings was released from all debt and equity commitments for the above vessels and Navios Acquisition reimbursed Navios Holdings for vessel installments made prior to the stockholders' meeting under the purchase contracts for the vessels, plus all associated payments previously made by Navios Holdings amounting to $76,485.
     The initial acquisition was treated as an asset acquisition and the following table summarizes the consideration paid and fair values of assets and liabilities assumed on May 28, 2010.

Initial Acquisition of 13 vessels
Restricted Cash	$35,596
Deposits for vessel acquisitions	174,411
Purchase options	3,158
Debt assumed	(132,987)
Long-term liabilities	(3,158)
Accrued expenses	(112)

Total	$76,908

Cash paid, net of cash received of $57	$76,428
Payable to Navios Holdings	480

Total	$76,908

VLCC acquisition	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
VLCC ACQUISITION [Text Block]
NOTE 4: VLCC ACQUISITION
On September 10, 2010, Navios Acquisition consummated the VLCC Acquisition for $134,270 of cash and the issuance of 1,894,918 shares of common stock having a fair value of $10,745 (of which 1,378,122 shares were deposited into one-year escrow to provide for indemnity and other claims). The 1,894,918 shares were valued using the opening price of the stock on the date of the acquisition of $5.67.
    Transaction costs amounted to $8,019 and have been fully expensed. Transaction costs include $5,619, which is the fair value of the 3,000 preferred shares, issued to a third party on September 17, 2010, as a compensation for consulting services (see note 19).
    On November 4, 2011 a total of 1,160,963 shares of common stock were released to the sellers and the remaining 217,159 were returned to Navios Acquisition in settlement of claims relating to representations and warranties attributable to the sellers.  The returned shares were cancelled on December 30, 2011.

   The VLCC Acquisition contributed revenues of $26,592 and net loss of ($8,838) to Navios Acquisition for the year ended December 31, 2010.
   The VLCC Acquisition was treated as a business combination and the following table summarizes the consideration paid and the fair value of assets and liabilities assumed on September 10, 2010 and as further adjusted for the release of the escrow shares:

VLCC Acquisition

Purchase price:
Cash consideration	$134,270
Equity issuance	9,513

Total purchase price	143,783

Fair value of assets and liabilities acquired:
Vessels	419,500
Deposits for vessel acquisition	62,575
Favorable lease terms	57,070
Current assets including cash of $32,232	35,716
Current liabilities	(16,387)
Long-term debt assumed (including current portion)	(410,451)
Unfavorable lease terms	(5,819)

Fair value of net assets acquired	142,204

Goodwill	$1,579

     The acquired intangible assets and liabilities, listed below, as determined at the acquisition date and where applicable, are amortized under the straight line method over the periods indicated below:

	Weighted
	average
	amortization	Amortization per
	(years)	year
Favorable lease terms	12.5	$(4,566)
Unfavorable lease terms	8.5	683
     The following is a summary of the acquired identifiable intangible assets:

Gross Amount
Description
Favorable lease terms	$57,070
Unfavorable lease terms	(5,819)

Total	$51,251

Cash and cash equivalents	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
CASH AND CASH EQUIVALENTS [Text Block]
NOTE 5: CASH AND CASH EQUIVALENTS
     Cash and cash equivalents consist of the following:

	December 31,	December
	2011	31, 2010
Cash on hand and at banks	$8,333	$16,117
Short-term deposits	32,967	45,243

Total cash and cash equivalents	$41,300	$61,360

     Restricted cash consists of cash totaling $29,491 and $33,261 as of December 31, 2011 and 2010 respectively, restricted to pay future installments for vessel deposits in accordance with Navios Acquisition's new build program.  Also in restricted cash is an amount of $2,723 for 2011 and $538 for 2010 held in retention account in order to service debt and interest payments, as required by certain of Navios Acquisition's credit facilities.
   Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. The Company does maintain cash deposits and equivalents in excess of government-provided insurance limits. The Company also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.

Accounts receivable, net	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
ACCOUNTS RECEIVABLE, NET [Text Block]
NOTE 6: ACCOUNTS RECEIVABLE, NET
     Accounts receivable consist of the following:

	December 31,	December 31,
	2011	2010
Accounts receivable	$6,478	$4,479
Less: Provision for doubtful accounts	—	—

Accounts receivables, net	$6,478	$4,479

Financial instruments that potentially subject Navios Acquisition to concentrations of credit risk are accounts receivable. Navios Acquisition does not believe its exposure to credit risk is likely to have a material adverse effect on its financial position, results of operations or cash flows.
On October 28, 2011, the charter contract of the Nave Ariadne (ex Ariadne Jacob) and Nave Cielo (ex Colin Jacob) were terminated prior to their original expiration in June 2013. Navios Acquisition entered into certain settlement agreements with charterers that provided for an amount of $4,909 to compensate for the early termination of the charters and to cover any outstanding receivables.  The amount $3,704 was recognized as compensation for early termination and was recorded in revenue.  Of the total compensation for early termination, the amount of $473, classified under accounts receivable, net, will be settled during 2012 and the amount of $1,310, classified under long term assets, will be settled in installments until June 2015.

Vessels, net	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
VESSELS, NET [TextBlock]
NOTE 7: VESSELS, NET
		Accumulated	Net Book
	Cost	Depreciation	Value
Vessels
Balance at December 31, 2009	$—	$—	$—
Vessels delivered from initial acquisition	119,251	(2,024)	117,227
VLCC Acquisition (note 4)	419,500	(7,068)	412,432

Balance at December 31, 2010	$538,751	$(9,092)	$529,659
Additions	277,985	(33,020)	244,965
Balance at December 31, 2011	$816,736	$(42,112)	$774,624

     On June 29, 2010, Navios Acquisition took delivery of the Nave Cielo, an LR1 product tanker, as part of the initial acquisition of the 13 vessels, for total cost of $43,733, cash paid was $39,310 and $4,423 was transferred from vessel deposits.
     On July 2, 2010, Navios Acquisition took delivery of the Nave Ariadne, an LR1 product tanker, as part of the initial acquisition of the 13 vessels, for total cost of $43,729, cash paid was $39,306 and $4,423 was transferred from vessel deposits.
     On September 10, 2010, Navios Acquisition took delivery of seven VLCC vessels, six of which were operating and one that was delivered in June 2011. Total fair value attributed to the six operating vessels was $419,500 (see note 4).
     On October 27, 2010, Navios Acquisition took delivery of the Nave Cosmos, a 25,130 dwt South Korean-built chemical tanker for a total cost of $31,789. Cash paid was $11,294 and $20,495 was transferred from vessel deposits.
     On January 27, 2011, Navios Acquisition took delivery of the Nave Polaris, a 25,145 dwt South Korean-built chemical tanker, for a total cost of $31,774. Cash paid was $4,533 and $27,241 was transferred from vessel deposits.
     On June 8, 2011, Navios Acquisition took delivery of a 297,066 dwt VLCC, the Shinyo Kieran, from a Chinese shipyard, for a total cost of $119,212. Cash paid was $29,067 and $90,145 was transferred from vessel deposits.
     On July 12, 2011, Navios Acquisition took delivery of the Bull, a 2009 - built MR2 product tanker vessel of 50,542 dwt, for a total cost of $42,430 that was paid with cash. Favorable lease terms recognized through this transaction amounted to $5,128 and the balance of $37,302 was classified under vessels, net.
     On July 18, 2011, Navios Acquisition took delivery of the Buddy, a 2009-built MR2 product tanker vessel of 50,470 dwt for a total cost of $42,490 that was paid with cash. Favorable lease terms recognized through this transaction amounted to $5,219 and the balance of $37,271 was classified under vessels, net.
   On November 14, 2011, Navios Acquisition took delivery of the Nave Andromeda, a 75,000 dwt LR1 South Korean -built product tanker, for a total cost of $44,592.  Cash paid was $27,226 and $17,366 was transferred from vessel deposits.
   Improvements for vessels for the year ended December 31, 2011 amounted to $7,834 and $0 for 2010.
       Deposits for vessel acquisition represent deposits for vessels to be delivered in the future. As of December 31, 2011, Navios Acquisition vessel deposits amounted to $245,567 out of which $167,152 was financed through loans, $825 was financed through the issuance of preferred shares (see note 19) and the balance from existing cash.  For the year ended December 31, 2011, $134,752 was transferred to vessels. As of December 31, 2010, Navios Acquisition vessel deposits amounted to $296,690 out of which $234,211 was financed through loans, $1,649 was financed through the issuance of preferred shares (see note 19) and the balance from existing cash. For the year ended December 31, 2010, $29,341 was transferred to vessels.

Deferred finance costs	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
DEFERRED FINANCE COSTS [Text Block]
NOTE 8: DEFERRED FINANCE COSTS
Deferred finance costs consisted of the following:
Financing Costs
Balance at December 31, 2009	$—
Additions	21,954
Capitalized into vessel deposits	(320)
Amortization	(518)
Deferred charges written -off	(2,938)

Balance at December 31, 2010	$18,178
Additions	10, 929
Capitalized into vessel deposits	(766)
Amortization	(2,587)
Deferred charges written -off	(935)
Balance at December 31, 2011	$24,819

     In 2011, an amount of $935 of deferred financing costs was written-off in relation to the cancellation of certain committed credit. In addition, the amortization income of the bond premium was $334 for 2011 and $0 for 2010.
   Following the issuance in October 2010 of $400,000 of 8 5/8% first priority ship mortgage notes due November 2017 (the "Notes") with the  net proceeds raised of $388,883, loan facilities, previously secured by six VLCC vessels, were fully repaid, and as a result deferred finance costs related to these facilities of $2,938, were written-off.

Intangible assets other than goodwill	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
INTANGIBLE ASSETS OTHER THAN GOODWILL [Text Block]
NOTE 9: INTANGIBLE ASSETS OTHER THAN GOODWILL
Intangible assets as of December 31, 2011 and 2010 consist of the following:

	Acquisition	Accumulated	Transfer	Net Book Value
	Cost	Amortization	to Vessel Deposits	December 31, 2011
Purchase options	$3,158	$—	$(3,158)	$—
Favorable lease terms	67,417	(7,538)	—	59,879

Total Intangible assets	70,575	(7,538)	(3,158)	59,879

Unfavorable lease terms	(5,819)	891	—	(4,928)

Total	$64,756	$(6,647)	$(3,158)	$54,951

	Acquisition	Accumulated	Net Book Value
	Cost	Amortization	December 31, 2010
Purchase options	$3,158	$—	$3,158
Favorable lease terms	57,070	(1,236)	55,834

Total Intangible assets	60,228	(1,236)	58,992

Unfavorable lease terms	(5,819)	208	(5,611)

Total	$54,409	$(1,028)	$53,381

Amortization (expense)/income of favorable and unfavorable lease terms for the years ended December 31, 2011, 2010 and 2009 are presented in the following table:
	December 31,	December 31,	December 31,
	2011	, 2010	, 2009
Unfavorable lease terms charter-out	$683	$208	$—
Favorable lease terms charter-out	(6,302)	(1,236)	—

Total	$(5,619)	$(1,028)	$—

The aggregate amortizations of acquired intangibles will be as follows:
	Within
	One	Year	Year	Year	Year
Description	Year	Two	Three	Four	Five	Thereafter	Total
Favorable lease terms	$(8,646)	$(8,646)	$(7,551)	$(4,959)	$(4,913)	$(25,164)	(59,879)
Unfavorable lease terms	683	683	683	684	684	1,511	4,928
	$(7,963)	$(7,963)	$(6,868)	$(4,275)	$(4,229)	$(23,653)	$(54,951)

Goodwill	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
GOODWILL [Text Block]
NOTE 10: GOODWILL
     Goodwill as of December 31, 2011, 2010 and 2009 consist of the following:

Balance December 31, 2009	$—
VLCC Acquisition (Note 4)	1,579

Balance December 31, 2010	1,579

Balance December 31, 2011	$1,579

Accounts payable	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
ACCOUNTS PAYABLE [Text Block]
NOTE 11: ACCOUNTS PAYABLE
     Accounts payable as of December 31, 2011 and 2010 consist of the following:

	December 31,	December 31,
	2011	2010
Creditors	$51	$747
Brokers	614	150
Professional and legal fees	356	2,557

Total accounts payable	$1,021	$3,454

Dividend payable	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
DIVIDEND PAYABLE [Text Block]
NOTE 12: DIVIDEND PAYABLE
On November 8, 2010, the Board of Directors of Navios Acquisition declared a quarterly cash dividend for the third quarter of 2010 of $0.05 per share of common stock. A dividend in the aggregate amount of $2,421 was paid on January 12, 2011 to stockholders of record as of December 8, 2010.
  On February 7, 2011, the Board of Directors declared a quarterly cash dividend in respect of the fourth quarter of 2010 of $0.05 per share of common stock. A dividend in the aggregate amount of $2,421 was paid on April 5, 2011, to stockholders of record as of March 16, 2011.
  On May 2, 2011, the Board of Directors of Navios Acquisition declared a quarterly cash dividend for the first quarter of 2011 of $0.05 per share of common stock. A dividend in the aggregate amount of $2,421 was paid on July 6, 2011, out of which $2,037 was paid to the stockholders of record as of June 15, 2011 and $384 was paid to the holders of 1,000 shares of Series C preferred stock (which is Navios Holdings — see related party transactions note 17).
  On August 13, 2011, the Board of Directors of Navios Acquisition declared a quarterly cash dividend for the second quarter of 2011 of $0.05 per share of common stock. A dividend in the aggregate amount of $2,421 was paid on October 5, 2011, out of which $2,037 was paid to the stockholders of record as of September 22, 2011 and $384 was paid to the holders of 1,000 shares of Series C preferred stock (which is Navios Holdings — see related party transactions note 17).
  On November 7, 2011, the Board of Directors of Navios Acquisition declared a quarterly cash dividend for the third quarter of 2011 of $0.05 per share of common stock. A dividend in the aggregate amount of $2,421 was paid on January 5, 2012 out of which $2,037 was paid to the stock holders of record as of December 15, 2011 and $384 was paid to the holders of 1,000 shares of Series C preferred stock (which is Navios Holdings — see related party transactions note 17).
  As of December 31, 2011, Navios Acquisition declared and paid a dividend of $108 to the holders of the 540 shares of Series B preferred stock.

Accrued expenses	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
ACCRUED EXPENSES [Text Block]
NOTE 13: ACCRUED EXPENSES
          Accrued expenses as of December 31, 2011and 2010 consist of the following:
	December 31,	December 31,
	2011	2010
Accrued voyage expenses	$1,262	$434
Accrued loan interest	9,067	7,849
Accrued legal and professional fees	5,163	936
Total accrued expenses	$15,492	$9,219

Borrowings	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
BORROWINGS [Text Block]
NOTE 14: BORROWINGS

	December 31,	December 31,
	2011	2010
Deutsche Schiffsbank AG, Alpha Bank AE, Credit Agricole Corporate and Investment Bank	$115,827	$107,236
BNP Paribas S.A. and DVB Bank SE	36,175	36,175
DVB Bank SE and ABN AMRO Bank N.V.	44,121	50,207
Marfin Egnatia Bank	24,300	80,000
Eurobank Ergasias S.A. $52.2 million	46,500	22,800
Eurobank Ergasias S.A. $52.0 million	18,200	13,000
ABN AMRO Bank N.V	53,260	—
Ship Mortage Notes	505,000	400,000
Total borrowing	843,383	709,418
Less: current portion	(11,928)	(5,086)
Add: bond premium	2,028	—
Total long-term borrowings	$833,483	$704,332

Long-Term Debt Obligations and Credit Arrangements
Senior Notes
  Ship Mortgage Notes: In October 2010, Navios Acquisition issued $400,000 of 8 5/8% First Priority Ship Mortgage Notes (the "Existing Notes") due on November 1, 2017. The Existing Notes are senior obligations of Navios Acquisition and are secured by first priority ship mortgages on seven VLCC vessels owned by certain subsidiary guarantors and certain other associated property and contract rights. The guarantees of the Company's subsidiaries that own mortgage vessels are senior secured guarantees and the guarantees of the Company's subsidiaries that do not own mortgage vessels are senior unsecured guarantees. Navios Acquisition may redeem the Existing Notes in whole or in part, at its option, at any time (1) before November 1, 2013 at a redemption price equal to 100% of the principal amount plus a make whole price which is based on a formula calculated using a discount rate of treasury bonds plus 50 bps and (2) on or after November 1, 2013, at a fixed price of 104.313%, which price declines ratably until it reaches par. In addition, any time before November 1, 2013, Navios Acquisition may redeem up to 35% of the aggregate principal amount of the Existing Notes with the net proceeds of an equity offering at 108.625% of the principal amount of the Existing Notes, plus accrued and unpaid interest, if any, so long as at least 65% of the originally issued aggregate principal amount of the Existing Notes remains outstanding after such redemption. Furthermore, upon occurrence of certain change of control events, the holders of the Existing Notes may require Navios Acquisition to repurchase some or all of the Existing Notes at 101% of their face amount, plus accrued and unpaid interest to the repurchase date. Pursuant to a registration rights agreement, Navios Acquisition filed a registration statement enabling the holders of the Existing Notes to exchange the privately placed notes with publicly registered notes with identical terms, which registration statement went effective on January 31, 2011. On February 2, 2011, the Navios Acquisition commenced the exchange offer which terminated on March 2, 2011. As a result of such exchange offer, 100% of the outstanding Existing Notes were exchanged. The Existing Notes contain covenants which, among other things, limit the incurrence of additional indebtedness, issuance of certain preferred stock, the payment of dividends, redemption or repurchase of capital stock or making restricted payments and investments, creation of certain liens, transfer or sale of assets, entering into certain transactions with affiliates, merging or consolidating or selling all or substantially all of Navios Acquisition's properties and assets and creation or designation of restricted subsidiaries.
     Following the issuance of the Existing Notes and net proceeds raised of $388,883, the securities on six VLCC vessels previously secured by the loan facilities were fully released in connection with the full repayment of the facilities totalling approximately $343,841, and $27,609 was used to partially repay the $40,000 Navios Holdings' credit facility.
     On May 26, 2011, Navios Acquisition and Navios Acquisition Finance (US) Inc., its wholly owned finance subsidiary ("Navios Acquisition Finance"), completed the sale of $105,000 of 8 5/8% first priority ship mortgage notes due 2017 (the "Additional Notes") at 102.25% plus accrued interest from May 1, 2011. The net proceeds of the offering of $104,583 were used to partially finance the acquisition of the VLCC delivered on June 8, 2011 and to repay the $80,000 revolving credit facility with Marfin Egnatia Bank.
     The Additional Notes are identical to the $400,000 of Existing Notes. The Existing Notes and the Additional Notes are fully and unconditionally guaranteed on a joint and several bases by all of Navios Acquisition's subsidiaries with the exception of Navios Acquisition Finance (a co-issuer of the ship mortgage notes). The subsidiary guarantees are full and unconditional as that term is defined by Regulation S-X Rule 3-10, except for the fact that the indenture provides for an individual subsidiary's guarantee to be automatically released in certain customary circumstances, such as when a subsidiary is sold or all assets are sold, the capital stock is sold, when the subsidiary is designated as an "unrestricted subsidiary" for the purposes of the bond indenture, upon liquidation or dissolution or upon legal or covenant defeasance or satisfaction and discharge of the Existing Notes and the Additional Notes. A Registration Statement for the exchange of Additional Notes was filed on July 28, 2011 and was declared effective on August 22, 2011. On August 24, 2011 Navios Acquisition commenced the exchange offer which terminated on September 23, 2011. As a result of such exchange offer, 100% of the outstanding Additional Notes were exchanged.
     The Additional Notes and the Existing Notes are treated as a single class for all purposes under the indenture including, without limitation, waivers, amendments, redemptions and other offers to purchase and the Additional Notes rank evenly with the Existing Notes. Following the consummation of the exchange offer for the Additional Notes on September 23, 2011, the Additional Notes and the Existing Notes have the same CUSIP number.
Credit Facilities
     Deutsche Schiffsbank AG, Alpha Bank A.E., and Credit Agricole Corporate and Investment Bank: As a result of the initial business combination, Navios Acquisition assumed a loan agreement dated April 7, 2010, with Deutsche Schiffsbank AG, Alpha Bank A.E. and Credit Agricole Corporate and Investment Bank of up to $150,000 (divided in six equal tranches of $25,000 each) to partially finance the construction of two chemical tankers and four product tankers. Each tranche of the facility is repayable in 12 equal semi-annual installments of $750 each with a final balloon payment of $16,750 to be repaid on the last repayment date. The repayment of each tranche starts six months after the delivery date of the respective vessel which that tranche finances. It bears interest at a rate of LIBOR plus 250 bps. The loan also requires compliance with certain financial covenants. As of December 31, 2011, $115,827 was outstanding under this facility and $31,923 remains to be drawn.
     BNP Paribas SA Bank and DVB Bank S.E.: As a result of the initial business combination, Navios Acquisition assumed a loan agreement dated April 8, 2010, of up to $75,000 (divided in three equal tranches of $25,000 each) for the purpose of part-financing the purchase price of three product tankers. Each of the tranche is repayable in 12 equal semi-annual installments of $750 each with a final balloon payment of $16,750 to be repaid on the last repayment date. The repayment date of each tranche starts six months after the delivery date of the respective vessel which that tranche finances. It bears interest at a rate of LIBOR plus 250 bps. The loan also requires compliance with certain financial covenants. As of December 31, 2011, $36,175 was outstanding and $38,825 remains to be drawn under this facility.
     DVB Bank S.E. and ABN AMRO Bank N.V.: On May 28, 2010, Navios Acquisition entered into a loan agreement with DVB Bank S.E. and ABN AMRO BANK N.V. of up to $52,000 (divided into two tranches of $26,000 each) to partially finance the acquisition costs of two product tanker vessels. Each tranche of the facility is repayable in 24 equal quarterly installments of $448 each with a final balloon payment of $15,241 to be repaid on the last repayment date. The repayment of each tranche starts three months after the delivery date of the respective vessel. It bears interest at a rate of LIBOR plus 275 bps. The loan also requires compliance with certain financial covenants. On December 29, 2011, Navios Acquisition prepaid $2,500 in relation to an amendment to its credit facility. After the prepayment, outstanding amount under each tranche is repayable in five quarterly installments of $198 each, 13 equal quarterly installments of $448 each, with a final balloon payment of $15,241 to be repaid on the last repayment date. As of December 31, 2011, the facility was fully drawn and the outstanding amount was $44,121.
     Marfin Egnatia Bank: In September 2010, Navios Acquisition (through four subsidiaries) entered into a $80,000 revolving credit facility with Marfin Egnatia Bank to partially finance the acquisition and construction of vessels and for investment and working capital purposes. The loans are secured by assignments of construction contracts and guarantees, as well as security interests in related assets. The loan matures on September 7, 2012 (with available one-year extensions upon Navios Acquisition's request and the bank's consent) and bears interest at a rate of LIBOR plus 275 bps.  As of December 31, 2011, the outstanding amount under this facility was $24,300 that was used to partially finance the acquisition cost of two product tanker vessels and $55,700 remain to be drawn. Pursuant to an agreement dated December 28, 2011, the maturity of the facility was extended, to match the delivery of the vessels.
     EFG Eurobank Ergasias S.A.: On October 26, 2010, Navios Acquisition entered into a loan agreement with Eurobank Ergasias S.A. of up to $52,200 (divided into two tranches of $26,100 each) to partially finance the acquisition costs of two LR1 product tanker vessels. Each tranche of the facility is repayable in 32 equal quarterly installments of $345, each with a final balloon payment of $15,060, to be repaid on the last repayment date. The repayment of each tranche starts three months after the delivery date of the respective vessel. The loan bears interest at a rate of LIBOR plus (i) plus 250 bps for the period prior to the delivery date in respect of the vessel being financed, and (ii) thereafter 275 bps. The loan also requires compliance with certain financial covenants. The outstanding amount under this facility as of December 31, 2011 was $46,500 and $5,700 remains to be drawn.
    EFG Eurobank Ergasias S.A.: On December 6, 2010, Navios Acquisition entered into a loan agreement with Eurobank Ergasias S.A. of up to $52,000 (divided into two tranches of $26,000 each) to partially finance the acquisition costs of two LR1 product tanker vessels. Each tranche of the facility is repayable in 32 equal quarterly installments of $345 each with a final balloon payment of $14,960, to be repaid on the last repayment date. The repayment of each tranche starts three months after the delivery date of the respective vessel. It bears interest at a rate of LIBOR plus 300 bps. The loan also requires compliance with certain financial covenants. As of December 31, 2011, $18,200($9,100 from each of the two tranches) was outstanding under this facility and $33,800 remains to be drawn.
    ABN AMRO BANK N.V.: On July 8, 2011, Navios Acquisition entered into a loan agreement with ABN AMRO Bank N.V of up to $55,100 (divided into two equal tranches) to partially finance the purchase price of two MR2 product tanker vessels. The total amount of $54,750 was drawn under this facility.  Each tranche of the facility is repayable in 12 quarterly installments of $745 each and 12 quarterly installments of $571 each with a final balloon payment of $11,576 to be repaid on the last repayment date. The repayment of each tranche started in October 2011 and it bears interest at a rate of LIBOR plus 325 bps. The loan also requires compliance with certain financial covenants. As of December 31, 2011, $53,260 was outstanding under this loan agreement ($26,630 from each of the two tranches) and no further amounts are available to be drawn.
DVB Bank SE: On December 7, 2011, Navios Acquisition entered into a loan agreement with DVB Bank SE of up to $51,000 (divided into two tranches of $25,500 each) to partially finance the purchase price of two LR1 product tanker vessels. Each tranche of the facility is repayable in 28 quarterly installments of $400 each with a final balloon payment of $14,300 to be repaid on the last repayment date. The repayment starts three months after the delivery of the respective vessel and it bears interest at a rate of LIBOR plus 270 bps per annum.  The loan also requires compliance with certain financial covenants. As of December 31, 2011, $0 was drawn and outstanding under this loan agreement.
  NORDDEUTSCHE LANDESBANK GIROZENTRALE: On December 29, 2011, Navios Acquisition entered into a loan agreement with NORDDEUTSCHE LANDESBANK GIROZENTRALE of up to $28,125 to partially finance the purchase price of one MR2 product tanker vessel. The facility is repayable in 32 quarterly installments of $391 each with a final balloon payment of $15,625 to be repaid on the last repayment date. The repayment starts three months after the delivery of the vessel and it bears interest at a rate of LIBOR plus: (a) up to but not including the Drawdown Date of, 175bps per annum; (b) thereafter until, but not including, the tenth Repayment Date, 250 bps per annum; and (c) thereafter 300 bps per annum. The loan also requires compliance with certain financial covenants. As of December 31, 2011, $0 was drawn and outstanding under this loan agreement.
   DVB Bank SE and Emporiki Bank of Greece S.A.: On December 29, 2011, Navios Acquisition entered into a loan agreement with DVB Bank SE and Emporiki Bank of Greece S.A. of up to $56,250 (divided into two tranches of $28,125 each) to partially finance the purchase price of two MR2 product tanker vessels. Each tranche of the facility is repayable in 32 quarterly installments of $391 each with a final balloon payment of $15,625 to be repaid on the last repayment date. The repayment starts three months after the delivery of the respective vessel and it bears interest at a rate of LIBOR plus: (a) up to but not including the Drawdown Date of, 175 bps per annum; (b) thereafter until, but not including, the tenth Repayment Date, 250 bps per annum; and (c) thereafter 300 bps per annum. The loan also requires compliance with certain financial covenants. As of December 31, 2011, $0 was drawn and outstanding under this loan agreement.
  The Navios Holdings Credit Facility: In connection with the VLCC Acquisition, Navios Acquisition entered into a $40,000 credit facility with Navios Holdings and paid $400 as an arrangement fee. The $40,000 facility has a margin of LIBOR plus 300 bps and a term of 18 months. Following the issuance of the Notes in October 2010, the Company prepaid $27,609 of this facility. Pursuant to an amendment in October 2010, the facility will be available for multiple drawings up to a limit of $40,000. Pursuant to an agreement dated November 8, 2011, the Navios Holdings credit facility was extended from April 2012 to December 2014.  As of December 31, 2011 and 2010, the outstanding amount under this facility was $40,000 and $12,391 respectively.  As of December 31, 2011 and 2010, interest accrued under this facility is $81 and $62 respectively and is included under amounts due to related parties.
 As of December 31, 2011 the total amount available to be drawn from all our facilities was $301,323.
   Amounts drawn under the facilities are secured by first preferred mortgages on Navios Acquisition's vessels and other collateral and are guaranteed by each vessel-owning subsidiary. The credit facilities contain a number of restrictive covenants that prohibit Navios Acquisition from, among other things: undertaking new investments unless such is approved by the bank; incurring or guaranteeing indebtedness; entering into affiliate transactions; charging, pledging or encumbering the vessels; changing the flag, class, management or ownership of Navios Acquisition's vessels; changing the commercial and technical management of Navios Acquisition's vessels; selling or changing the beneficial ownership or control of Navios Acquisition's vessels; and subordinating the obligations under the new credit facility to any general and administrative costs relating to the vessels, including the fixed daily fee payable under the management agreement. The credit facilities also require Navios Acquisition to comply with the ISM Code and ISPS Code and to maintain valid safety management certificates and documents of compliance at all times. The credit facilities also require compliance with a number of financial covenants of Navios Acquisition, including tangible Net Worth, debt coverage ratios, specified tangible net worth to total debt percentages and minimum liquidity. It is an event of default under the credit facilities if such covenants are not complied with.
The VLCC Acquisition Credit Facilities
     On September 10, 2010, the Company consummated the VLCC Acquisition. In connection with the acquisition of the VLCC vessels, the Company entered into, assumed and supplemented the VLCC Acquisition Credit Facilities described below. The VLCC Acquisition Credit Facilities were fully repaid and terminated with the proceeds of the Existing Notes on October 21, 2010.
     In connection with the full repayment of the VLCC facilities of $343,841 Navios Acquisition paid prepayment fees and breakage cost of $2,503 and wrote-off unamortized deferred financing costs of $2,938. The total amount of $5,441 was expensed in the Statement of Operations.
     On December 12, 2006, a loan of $82,875 was obtained from HSH Nordbank AG. The loan is secured by the Shinyo Navigator together with security interests in related assets. The balance of the loan assumed at closing was $56,125 and was repayable in one installment of $2,125, one installment of $1,810, 12 installments of $2,023, eight installments of $1,491 and four installments of $1,997 after the prepayment of $8,000 on September 13, 2010. Payments were to be made quarterly until the 10th anniversary of the date three months from the drawdown date. The facility was amended on September 9, 2010, in connection with the closing of the VLCC Acquisition, and was guaranteed by the Company. The amended terms included (a) a new margin of 2.75%, (b) a financial covenant package similar to Navios Acquisition's other facility agreements, (c) the prepayment of $8,000 held in a cash collateral account and (d) a minimum value clause at 115% starting on June 30, 2011 and 120% starting on December 31, 2011. A 1% fee on the outstanding balance of the facility as of September 10, 2010 was paid at closing. As of December 31, 2010 the outstanding amount under this facility was $0 as the facility was repaid through the issuance of the Existing Notes on October 21, 2010.
     On September 5, 2007, a syndicated loan of $65,000 was obtained from DVB Group MerchantBank (Asia) Ltd., BNP Paribas, Credit Suisse and Deutsche Schiffsbank AG. The loan was secured by the C. Dream together with security interests in related assets. The balance of the loan assumed at closing was $54,700 and was repayable in one installment of $900, four installments of $950, four installments of $1,000, four installments of $1,075, four installments of $1,150 four installments of $1,200, seven installments of $1,250 and a balloon payment of $23,550 payable together with the last installment. Payments were to be made quarterly until the 10th anniversary of the date three months from the drawdown date. The facility was amended on September 10, 2010, in connection with the closing of the VLCC Acquisition, and was guaranteed by the Company. The amended terms included (a) a new margin of 2.75%, (b) a financial covenant package similar to Navios Acquisition's other facility agreements and (c) a minimum value clause at 115% until December 31, 2011 and thereafter at 130%. A 1% fee on the outstanding balance of the facility as of September 10, 2010 was paid at closing. As of December 31, 2010, the outstanding amount under this facility was $0 as it was repaid through the issuance of the Existing Notes on October 21, 2010.
     On January 4, 2007, a syndicated loan of $86,800 was obtained from DVB Group MerchantBank (Asia) Ltd., Credit Suisse and Deutsche Schiffsbank AG. The loan was secured by the Shinyo Ocean together with security interests in related assets. The balance of the loan assumed on September 10, 2010 was $58,907 and was repayable in three installments of $1,575, four installments of $1,675, four installments of $1,725 four installments of $1,850, four installments of $1,950, four installments of $2,100, three installments of $2,200 and a balloon payment of $10,382 payable together with the last installment. Payments are to be made quarterly until the 10th anniversary of the date three months from the drawdown date. The facility was amended on September 9, 2010, in connection with the closing of the VLCC Acquisition, and was guaranteed by the Company. The amended terms included (a) a new margin of 2.75%, (b) a financial covenant package similar to Navios Acquisition's other facility agreements and (c) a minimum value clause at 115% until December 31, 2011 and thereafter at 130%. A 1% fee on the outstanding balance of the facility as of September 10, 2010 was paid at closing. The outstanding amount under this facility as of December 31, 2010 was $0, since it was repaid through the issuance of the Existing Notes on October 21, 2010.
     On January 4, 2007, a syndicated loan of $86,800 was obtained from DVB Group Merchant Bank (Asia) Ltd., Credit Suisse and Deutsche Schiffsbank AG. The loan was secured by the Shinyo Kannika together with security interests in related assets. The balance of the loan assumed on September 10, 2010 was $58,784 and was payable in two installments of $1,550, four installments of $1,625, four installments of $1,725, four installments of $1,850, four installments of $1,950, four installments of $2,100, three installments of $2,200 and a balloon payment of $12,084 together with the last installment. Forty quarterly payments are to be made commencing on February 15, 2007. The facility was amended on September 9, 2010, in connection with the closing of the VLCC Acquisition, and was guaranteed by the Company. The amended terms included (a) a new margin of 2.75%, (b) financial covenant package similar to Navios Acquisition's other facility agreements and (c) a minimum value clause at 115% until December 31, 2011 and thereafter at 130%. A 1% fee on the outstanding balance of the facility as of September 10, 2010 was paid at closing. As of December 31, 2010, the outstanding amount under this facility was $0, as it was repaid through the issuance of the Existing Notes on October 21, 2010.
     On May 16, 2007, a syndicated loan in the amount of $62,000 was obtained from DVB Group Merchant Bank (Asia) Ltd., Credit Suisse and Deutsche Schiffsbank AG. The loan was secured by the Shinyo Splendor together with security interests in related assets. The balance of the credit facility on September 10, 2010 was $38,775 and was repayable in three installments of $1,925, four installments of $2,075, four installments of $2,200 and three installments of $2,350 together with a balloon payment of $8,850. Payments were to be made for 28 quarters from the date three months from the drawdown date. The facility was amended on September 9, 2010, in connection with the closing of the VLCC transaction and was guaranteed by the Company. The amended terms included (a) a new margin of 2.75% applicable for tranche A and margin of 4% applicable for tranche B, (b) a financial covenant package similar to Navios Acquisition's other facility agreements and (c) minimum value clause at 115% until December 31, 2011 on a charter attached basis and thereafter at 130% on a charter free basis. A 1% fee on the outstanding balance of the facility as of September 10, 2010 was paid at closing. As of December 31, 2010, the outstanding amount under this facility was $0, since the facility was repaid through the issuance of the Existing Notes on October 21, 2010.
     On March 26, 2010, a loan facility of $90,000 was obtained from China Merchant Bank Co., Ltd. to finance the construction of the Shinyo Saowalak. The balance of the loan facility as September 10, 2010 was $90,000. The loan was secured by the Shinyo Saowalak together with security interests in related assets and was repayable by 12 installments of $1,750, 12 installments of $2,000 and 16 installments of $2,813. The first repayment was to be made on September 21, 2010 with the last installment to be paid on the date falling 117 months after September 21, 2010. The facility was amended on September 9, 2010, in connection with the closing of the VLCC Acquisition, and was guaranteed by the Company. The amended terms included a financial covenant package similar to Navios Acquisition's other facility agreements. The outstanding amount under this facility as of December 31, 2010 was $0, since the facility was paid in full on October 21, 2010 through the issuance of the Existing Notes.
     As of December 31, 2011, the Company was in compliance with all of the covenants under each of its credit facilities.
Guarantees
  The Company's 8 5/8% Notes (consisting of the Existing Notes and the Additional Notes, collectively the “Notes”) are fully and unconditionally guaranteed on a joint and several bases by all of the Company's subsidiaries with the exception of Navios Acquisition Finance (a co-issuer of the ship mortgage notes). The guarantees of our subsidiaries that own mortgaged vessels are senior secured guarantees and the guarantees of our subsidiaries that do not own mortgaged vessels are senior unsecured guarantees. All subsidiaries, including Navios Acquisition Finance are 100% owned. The Company does not have any independent assets or operations.
     The maturity table below reflects the principal payments of all credit facilities outstanding as of December 31, 2011 for the next five years and thereafter are based on the repayment schedule of the respective loan facilities (as described above) and the outstanding amount due under the senior Notes. The maturity table below includes in the amount shown for 2017 and thereafter future principal payments of the drawn portion of credit facilities associated with the financing of the construction of vessels scheduled to be delivered on various dates throughout 2014.
December 31,
Long-Term Debt Obligations:	2011
Year
December 31, 2012	$11,928
December 31, 2013	13,428
December 31, 2014	13,580
December 31, 2015	12,876
December 31, 2016	59,927
December 31, 2017 and thereafter	731,644

Total	$843,383

Fair value of financial instruments	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS [Text Block]
NOTE 15: FAIR VALUE OF FINANCIAL INSTRUMENTS
Fair Value of Financial Instruments
     The following methods and assumptions were used to estimate the fair value of each class of financial instrument:
    Cash and cash equivalents: The carrying amounts reported in the consolidated balance sheets for interest bearing deposits approximate their fair value because of the short maturity of these investments.
     Restricted Cash: The carrying amounts reported in the consolidated balance sheets for interest bearing deposits approximate their fair value because of the short maturity of these investments.
    Accounts receivable: Carrying amounts are considered to approximate fair value due to the short-term nature of these accounts receivables and no significant changes in interest rates. All amounts that are assumed to be uncollectible are written off and/or reserved.
  Accounts payable: The carrying amount of accounts payable reported in the balance sheet approximates its fair value due to the short-term nature of these accounts payable and no significant changes in interest rates.
  Other long term borrowings: The carrying amount of the floating rate loans approximates its fair value.
   Ship Mortgage Notes: The fair value of the Notes, which has a fixed rate, was determined based on quoted market prices, as indicated in the table below.
     Loans due to related party: The carrying amount of the floating rate loans approximates its fair value.

	December 31, 2011		December 31, 2010
	Book Value	Fair Value	Book Value	Fair Value
Cash and cash equivalents	$41,300	$41,300	$61,360	$61,360
Restricted cash	$32,214	$32,214	$33,799	$33,799
Accounts receivable, net	$6,478	$6,478	$4,479	$4,479
Accounts payable	$1,021	$1,021	$3,454	$3,454
Ship mortgage notes and premium	$507,028	$385,088	$400,000	$406,752
Other Long-term debt	$338,383	$338,383	$309,418	$309,418
Loans due to related party	$40,000	$40,000	$12,391	$12,391

Leases	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
LEASES [Text Block]
NOTE 16: LEASES
Chartered-out:
     The future minimum contractual lease income (charter-out rates is presented net of commissions), is as follows:

Amount
2012	$141,038
2013	127,672
2014	114,399
2015	89,684
2016	89,137
Thereafter	340,611

Total minimum lease revenue, net of commissions	$902,541

          Revenues from time charters are not generally received when a vessel is off-hire, including time required for scheduled maintenance of the vessel. In arriving at the minimum future charter revenues, an estimated time off-hire to perform scheduled maintenance on each vessel has been deducted, although there is no assurance that such estimate will be reflective of the actual off-hire in the future.

Transactions with related parties	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
TRANSACTIONS WITH RELATED PARTIES [Text Block]
NOTE 17: TRANSACTIONS WITH RELATED PARTIES
On March 18, 2008, Navios Acquisition issued 8,625,000 Sponsor Units, to its sponsor, Navios Holdings, for $25 in cash, at a purchase price of approximately $0.003 per unit.
     On June 11, 2008, Navios Holdings transferred an aggregate of 290,000 Sponsor Units to Navios Acquisition's officers and directors. The Sponsor Units vested upon the consummation of Navios Acquisition's initial business combination. As such, on May 28, 2010, Navios Acquisition recorded an expense of $2,140 representing the fair value of the units on that date with an equal increase in the Company's Additional Paid in Capital.
     On June 16, 2008, Navios Holdings returned to Navios Acquisition an aggregate of 2,300,000 Sponsor Units, which Navios Acquisition cancelled. Accordingly, Navios Acquisition's initial stockholders owned 6,325,000 Sponsor Units as of such date. As of December 31, 2010, all of the warrants underlying the Sponsor Units had been exercised for cash into shares of common stock.
     On July 1, 2008, Navios Acquisition closed its IPO of 25,300,000 units, including 3,300,000 units issued upon the full exercise of the underwriters' over-allotment option. Each unit consists of one share of common stock and one warrant that entitles the holder to purchase one share of common stock. The units were sold at an offering price of $10.00 per unit, generating gross proceeds to the Company of $253,000. Simultaneously with the closing of the IPO, Navios Acquisition consummated a private placement of 7,600,000 Private Placement Warrants at a purchase price of $1.00 per warrant to Navios Holdings. The IPO and the private placement generated gross proceeds to Navios Acquisition in an aggregate amount of $260,600. As of December 31, 2010, all of the 7,600,000 Private Placement Warrants had been exercised for cash into shares of common stock.
On January 12, 2010, Navios Acquisition announced the appointment of Leonidas Korres as its Senior Vice President — Business Development. Pursuant to an agreement between Navios Acquisition and Navios Holdings, the compensation of Mr. Korres up to the amount of €65 ($75) was paid by Navios Holdings. The compensation was reimbursed to Navios Holdings on November 10, 2010.
     Pursuant to an Exchange Agreement entered into March 30, 2011, Navios Holdings exchanged 7,676,000 shares of Navios Acquisition's common stock it held for 1,000 shares of Series C Convertible Preferred Stock of Navios Acquisition (see note 19). As of December 31, 2011, dividends paid to Navios Holdings amounted to $768 and dividends payable amounted to $384.
    The Navios Holdings Credit Facility: In connection with the VLCC Acquisition, Navios Acquisition entered into a $40,000 credit facility with Navios Holdings and paid $400 as an arrangement fee. The $40,000 facility has a margin of LIBOR plus 300 bps and a term of 18 months. Following the issuance of the Notes in October 2010, the Company prepaid $27,609 of this facility. Pursuant to an amendment in October 2010, the facility will be available for multiple drawings up to a limit of $40,000. Pursuant to an agreement dated November 8, 2011, the Navios Holdings credit facility was extended from April 2012 to December 2014.  As of December 31, 2011 and 2010, the outstanding amount under this facility was $40,000 and $12,391 respectively.  As of December 31, 2011 and 2010, interest accrued under this facility is $81 and $62 respectively and is included under amounts due to related parties.
     Management fees: Pursuant to a Management Agreement dated May 28, 2010, the Manager provides, for five years from the closing of the Company's initial vessel acquisition, commercial and technical management services to Navios Acquisition's vessels for a daily fee of $6.0 per owned MR2 product tanker and chemical tanker vessel and $7.0 per owned LR1 product tanker vessel and $10.0 per VLCC tanker vessel for the first two years with the fixed daily fees adjusted for the remainder of the term based on then-current market fees. This daily fee covers all of the vessels' operating expenses, other than certain fees and costs. During the remaining three years of the term of the Management Agreement, Navios Acquisition expects it will reimburse Navios Holdings for all of the actual operating costs and expenses it incurs in connection with the management of its fleet. Actual operating costs and expenses will be determined in a manner consistent with how the initial fixed fees were determined. Dry docking expenses will be fixed under this agreement for up to $300 per vessel chemical LR1 and MR2 product and will be reimbursed at cost for VLCC vessels. Total management fees for each of the year ended December 31, 2011, 2010 and 2009 amounted to $35,679, $9,752 and $0, respectively.
     General and administrative expenses: On May 28, 2010, Navios Acquisition entered into an administrative services agreement with Navios Holdings, expiring on May 28, 2015, pursuant to which a subsidiary of Navios Holdings provides certain administrative management services to Navios Acquisition which include: bookkeeping, audit and accounting services, legal and insurance services, administrative and clerical services, banking and financial services, advisory services, client and investor relations and other. Navios Holdings is reimbursed for reasonable costs and expenses incurred in connection with the provision of these services. For the year ended December 31, 2011, 2010 and 2009, administrative services rendered by Navios Holdings amounted to $1,527, $407 and $120 respectively.
     Balance due to related parties: Amounts due to related parties as of December 31, 2011 is $43,616, which represents the current account payable to Navios Holdings and its subsidiaries. The balance mainly consists of management fees, administrative fees, dry-docking and other expenses.
Amounts due to related parties as of December 31, 2010 was $6,080, which represented the current account payable to Navios Holdings and its subsidiaries.
      Omnibus agreement: Navios Acquisition entered into an omnibus agreement (the "Acquisition Omnibus Agreement") with Navios Holdings and Navios Maritime Partners L.P. ("Navios Partners") in connection with the closing of Navios Acquisition's vessel acquisition, pursuant to which, among other things, Navios Holdings and Navios Partners agreed not to acquire, charter-in or own liquid shipment vessels, except for container vessels and vessels that are primarily employed in operations in South America without the consent of an independent committee of Navios Acquisition. In addition, Navios Acquisition, under the Acquisition Omnibus Agreement, agreed to cause its subsidiaries not to acquire, own, operate or charter drybulk carriers under specific exceptions. Under the Acquisition Omnibus Agreement, Navios Acquisition and its subsidiaries grant to Navios Holdings and Navios Partners, a right of first offer on any proposed sale, transfer or other disposition of any of its drybulk carriers and related charters owned or acquired by Navios Acquisition. Likewise, Navios Holdings and Navios Partners agreed to grant a similar right of first offer to Navios Acquisition for any liquid shipment vessels they might own. These rights of first offer will not apply to a (a) sale, transfer or other disposition of vessels between any affiliated subsidiaries, or pursuant to the existing terms of any charter or other agreement with a counterparty, or (b) merger with or into, or sale of substantially all of the assets to, an unaffiliated third party.

Commitments and contigencies	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
COMMITMENTS AND CONTINGENCIES [Text Block]
NOTE 18 —COMMITMENTS AND CONTINGENCIES
As of December 31, 2011, Navios Acquisition committed for future remaining contractual deposits for the vessels to be delivered on various dates through October 2014.
      The Company is involved in various disputes and arbitration proceedings arising in the ordinary course of business.  Provisions have been recognized in the financial statements for all such proceedings where the Company believes that a liability may be probable, and for which the amounts are reasonably estimable, based upon facts known at the date of the financial statements were prepared.  In the opinion of the management, the ultimate disposition of these matters individually and in aggregate will not materially affect the Company's financial position, results of operations or liquidity.
     The future minimum commitments by period as of December 31, 2011, of Navios Acquisition under its ship building contracts, are as follows:
Amount
December 31, 2012	$271,638
December 31, 2013	5,272
December 31, 2014	35,880
$312,790

Preferred and common stock	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
PREFERRED AND COMMON STOCK [Text Block]
NOTE 19: PREFERRED AND COMMON STOCK
Preferred Stock
On March 30, 2011, pursuant to an Exchange Agreement Navios Holdings exchanged 7,676,000 shares of Navios Acquisition's common stock it held for 1,000 non-voting Series C Convertible Preferred Stock of Navios Acquisition. Each holder of shares of Series C Convertible Preferred Stock shall be entitled at their option at any time, after March 31, 2013 to convert all or any the outstanding shares of Series C Convertible Preferred Stock into a number of fully paid and non-assessable shares of Common Stock determined by multiplying each share of Series C Convertible Preferred Stock to be converted by 7,676, subject to certain limitations. Upon the declaration of a common stock dividend, the holders of the Series C Convertible Preferred Stock are entitled to receive dividends on the Series C Convertible Preferred Stock in an amount equal to the amount that would have been received in the number of shares of Common Stock into which the Shares of Series C Convertible Preferred Stock held by each holder thereof could be converted. The shares of Series C Preferred Stock were recorded at fair value of the common stock exchanged which totaled $30,474, using the common stock price on March 30, 2011 of $3.97. The impact of the exchange (other than the par value of the common and preferred stock) was recorded net in Additional-Paid-In-Capital.  No fees were incurred in connection with the above issuance.  For the purpose of calculating loss per share this preferred sock is treated as in-substance common stock and is allocated losses and considered in the diluted calculation.
     On September 17, 2010, Navios Acquisition issued 3,000 shares of the Company's authorized Series A Convertible Preferred Stock (fair value of $5,619) to an independent third party as a consideration for certain consulting and advisory fees related to the VLCC acquisition. The Company valued these shares on and accounted for these shares as issued and outstanding from September 17, 2010 since all services had been provided. The $5,619 has been recorded in the accompanying financial statements as transaction costs. Under the terms of the consulting agreement, the preferred stock will be distributed in tranches of 300 shares every six months commencing on June 30, 2011 and ending on December 15, 2015. Accordingly, the shares of Series A Preferred Stock and the shares of common stock underlying them, will only be eligible for transfer upon distribution to the holder. The preferred stock has no voting rights, is only convertible into shares of common stock and does not participate in dividends until such time as the shares are converted into common stock. The holder of the preferred stock also has the right to convert their shares to common stock subject to certain terms and conditions at any time after distribution at a conversion price of $35.00 per share of common stock. Any shares of preferred stock remaining outstanding on December 31, 2015 shall automatically convert into shares of common stock at a conversion price of $25.00 per share of common stock. The fair market value on September 17, 2010, was determined using a binomial valuation model. The model used takes into account the credit spread of the Company, the volatility of its stock, as well as the price of its stock at the issuance date.
     On October 29, 2010, Navios Acquisition issued 540 shares of the Company's authorized Series B Convertible Preferred Stock (fair value $1,649) to the seller of the two newbuild LR1 product tankers the Company recently acquired and were included in the vessel cost. The preferred stock contains a 2% per annum dividend payable quarterly starting on January 1, 2011 and upon declaration by the Company's Board commences payment on March 31, 2011. The Series B Convertible Preferred Stock, plus any accrued but unpaid dividends, will mandatorily convert into shares of common stock as follows: 30% of the outstanding amount will convert on June 30, 2015 and the remaining outstanding amounts will convert on June 30, 2020 at a price per share of common stock not less than $25.00. The holder of the preferred stock shall have the right to convert the shares of preferred stock into common stock prior to the scheduled maturity dates at a price of $35.00 per share of common stock. The preferred stock does not have any voting rights. The fair value on October 29, 2010, was determined using a binomial valuation model. The model used takes into account the credit spread of the Company, the volatility of its stock, as well as the price of its stock at the issuance date.
     Fees incurred in 2010 connection with the issuance of the above shares of preferred stock amounted to $1,805.
    The Company is authorized to issue 10,000,000 shares of $0.0001 par value preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.
    As of December 31, 2011 and December 31, 2010, 4,540 and 3,540 shares of preferred stock were issued and outstanding, respectively.
Common Stock

     On November 19, 2010, the Company completed the public offering of 6,500,000 shares of common stock at $5.50 per share and raised gross proceeds of $35,750. The net proceeds of this offering, including the underwriting discount of $1,787 and excluding offering costs of $561 were $33,963.
     Pursuant to an Exchange Agreement entered into on March 30, 2011, Navios Holdings exchanged 7,676,000 shares of Navios Acquisition's common stock it held for 1,000 non-voting shares of Series C Convertible Preferred Stock of Navios Acquisition.
    The Company is authorized to issue 250,000,000 shares of $0.0001 par value common stock.
Warrant Exercise Program
     On September 2, 2010, Navios Acquisition completed its Warrant Exercise Program (the "Warrant Exercise Program"). Under the Warrant Exercise Program, holders of public warrants had the opportunity to exercise the public warrants on enhanced Terms through August 27, 2010.
     The Warrant Exercise Program was coupled with a consent solicitation accelerating the ability of Navios Holdings and its officers and directors to exercise certain private warrants on the same terms available to the public warrants during the Warrant Exercise Program.
     As a result of the above:

•	19,246,056 public warrants (76.13% of the public warrants then outstanding) were exercised on a cashless basis at an exchange rate of 4.25 public warrants for one share of common stock;

•
$78,342 of gross cash proceeds were raised from the exercise of 15,950 of the public warrants by payment of $5.65 cash exercise price, and 13,850,000 private warrants owned by Navios Holdings and Angeliki Frangou, Navios Acquisition's Chairman and Chief Executive Officer; Total expenses associated with the Warrant Exercise Program were $3,364.

•	a portion of the private warrants exercised were held by officers and directors of Navios Acquisition, 15,000 and 75,000 were exercised on a cash basis and cashless basis, respectively; and

•	18,412,053 new shares of common stock were issued.
     On September 2, 2010, Navios Acquisition completed its Warrant Exercise Program under which holder of its publicly traded and privately held warrants had the opportunity to exercise their warrants on enhanced terms as described above. As a result of the Warrant Exercise Program and subsequent warrant exercises, as of December 31, 2010, the Company had outstanding 6,037,994 publicly traded warrants which were classified as equity, since they cannot be cash settled. The fair value of the warrants after the inducement offer were compared to the fair value prior to the inducement, which resulted in incremental fair value of $647 transferred to shareholders who exercised on a cashless basis. This incremental fair value has been reflected in the net loss per share calculation for the year ended December 31, 2010.
   As of December 31, 2011 and 2010 there were 6,037,994 public warrants outstanding.  Included in the number of shares and warrants are 18,815 units (one unit consists of one share of common stock and one warrant).

Segment information	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
SEGMENT INFORMATION [Text Block]
NOTE 20: SEGMENT INFORMATION
    Navios Acquisition reports financial information and evaluates its operations by charter revenues. Navios Acquisition does not use discrete financial information to evaluate operating results for each type of charter. As a result, management reviews operating results solely by revenue per day and operating results of the fleet and thus Navios Acquisition has determined that it operates under one reportable segment.
     The following table sets out operating revenue by geographic region for Navios Acquisition's reportable segment. Revenue is allocated on the basis of the geographic region in which the customer is located. Tanker vessels operate worldwide. Revenues from specific geographic region which contribute over 10% of total revenue are disclosed separately.
Revenue by Geographic Region
     Vessels operate on a worldwide basis and are not restricted to specific locations. Accordingly, it is not possible to allocate the assets of these operations to specific countries.
	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2011	2010	2009
Asia	$105,952	$27,311	$—
Europe	15,282	6,257	—
United States	691	—	—
Total Revenue	$121,925	$33,568	$—

Loss per common share	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
(LOSS)/EARNINGS PER COMMON SHARE [Text Block]
NOTE 21: LOSS PER COMMON SHARE
         Loss per share is calculated by dividing net loss available to common stockholders by the average number of shares of common stock of Navios Acquisition outstanding during the period.  The average number of shares of common stock of Navios Acquisition for the year ended December 31, 2011 excludes the 1,378,122 contingently returnable shares of common stock issued on September 10, 2010 for the VLCC Acquisition which were deposited into a one year escrow to provide for indemnity and other claims (see note 4) until November 4, 2011 when 1,160,963 of these shares were released to the sellers and 217,159 were returned to Navios Acquisition in settlement of claims relating to representations and warranties attributable to the sellers of the VLCC Acquisition and were cancelled on December 30, 2011.
     Net loss for the year ended December 31, 2011 was adjusted for the purposes of earnings per share calculation, for the dividends on Series B Preferred Shares and for the undistributed loss that is attributable to Series C preferred stock.  Net Loss for the year ended December 31, 2010 is adjusted for the purposes of earnings per share calculation, to reflect the inducement of the Warrant Exercise Program discussed in Note 19. The inducement resulted to the adjustment in the income available to common stockholders, for the earnings per share calculation, by $647, which represents the incremental value that was given to the warrant holders in order to exercise their warrants. The average number of shares of common stock of Navios Acquisition for the year ended December 31, 2010 excludes the 1,378,122 contingently returnable shares of common stock issued on September 10, 2010 for the VLCC Acquisition which were deposited into a one year escrow to provide for indemnity and other claims (see Note 4).
     Potential common shares and shares kept in escrow have an anti-dilutive effect (i.e. those that increase income per share or decrease loss per share) and are therefore excluded from the calculation of diluted loss per share.

	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2011	2010	2009
Numerator:
Net Loss	$(3,857)	$(13,546)	$(648)
Incremental fair value of securities offered to induce warrants exercise	—	(647)	—
Dividend declared on preferred shares Series B	(108)	—	—
Undistributed loss attributable to Series C participating preferred shares	587	—	—

Loss attributable to common stockholders	$(3,378)	$(14,193)	$(648)

Denominator:
Denominator for basic net loss per share — weighted average shares	41,409,433	32,677,318	21,505,001

Denominator for diluted net loss per share — adjusted weighted average shares	41,409,433	32,677,318	21,505,001

Basic net loss per share	$(0.08)	$(0.43)	$(0.03)

Diluted net loss per share	$(0.08)	$(0.43)	$(0.02)

Income taxes	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
INCOME TAXES [Text Block]
NOTE 22: INCOME TAXES
          Marshall Islands, Cayman Islands, British Virgin Islands, and Hong Kong, do not impose a tax on international shipping income. Under the laws of Marshall Islands, of the companies' incorporation and vessels' registration, the companies are subject to registration and tonnage taxes which have been included in vessel operating expenses in the accompanying consolidated statements of income.
     Pursuant to Section 883 of the Internal Revenue Code of the United States (the "Code"), U.S. source income from the international operation of ships is generally exempt from U.S. income tax if the company operating the ships meets certain incorporation and ownership requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country, which grants an equivalent exemption from income taxes to U.S. corporations. All the Company's ship-operating subsidiaries satisfy these initial criteria. In addition, these companies must be more than 50% owned by individuals who are residents, as defined, in the countries of incorporation or another foreign country that grants an equivalent exemption to U.S. corporations. Subject to proposed regulations becoming finalized in their current form, the management of the Company believes by virtue of a special rule applicable to situations where the ship operating companies are beneficially owned by a publicly traded company like the Company, the second criterion can also be satisfied based on the trading volume and ownership of the Company's shares, but no assurance can be given that this will remain so in the future. Due to the exemption under Section 883 of the Code, Delaware would not impose a tax on the Company or its subsidiaries' international shipping income.

Subsequent Events	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
SUBSEQUENT EVENTS [Text Block]
NOTE 23: SUBSEQUENT EVENTS
   On February 13, 2012, the Board of Directors declared a quarterly cash dividend in respect of the fourth quarter of 2011 of $0.05 per common share payable on April 5, 2012 to stockholders of record as of March 22, 2012.  The declaration and payment of any further dividends remains subject to the discretion of the Board and will depend on, among other things, Navios Acquisition's cash requirements as measured by market opportunities and restrictions under its credit agreements and other debt obligations and such other factors as the Board may deem advisable.

  On January 20, 2012, Navios Acquisition took delivery of the Nave Estella, a 75,000 dwt LR1 product tanker, from a South Korean shipyard.  The vessel is chartered-out at net daily charter rate of $12 per day for a period of three years plus two one year options.  The charter contract also provides for profit sharing.

   In January 2012, Navios Acquisition concluded the acquisition of three new build MR2 product tankers scheduled to be delivered from a South Korean shipyard in the second, third and fourth quarter of 2014, respectively.